Exhibit 99.1

Imprimis Pharmaceuticals,
Inc.
“Positioned to Monetize One of the Largest
 Databases of Compounded Drug Formulations”
April 2013
Mark L. Baum, C.E.O.

Safe Harbor Statement
The Company cautions you that the statements included in this presentation are not a description of historical facts and are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These include statements regarding the Company’s interpretation of the results of its Phase 3 clinical trial for Impracor™, the Company’s ability to obtain regulatory approval to market Impracor™, the Company’s potential benefits arising from the Company’s relationship with
Professional Compounding Centers of America, Inc., the Company’s ability to leverage compounded generic drugs to create a development pipeline and otherwise pursue its business plan and the Company’s ability to leverage its Accudel™ technology in the development of potential product candidates.
These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about the Company and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. Actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the outcome of the final analyses of the data from the past and future Phase 3 clinical trial may vary from the Company’s initial conclusions; the FDA may not agree with the Company’s interpretation of such results or may challenge the adequacy of the Company’s future Impracor™ clinical trial design or the execution of the same clinical trials; the FDA may continue to require the Company to complete additional clinical trials for Impracor™ before the Company can submit a 505(b)(2) NDA application; the results of any future clinical trials may not be favorable and the Company may never receive regulatory approval for Impracor™; and the
Company’s possible need to raise additional funding to complete its product development plans.
More detailed information about the Company and the risk factors that may affect the realization of forward-
looking statements is set forth in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC’s web site at www.sec.gov.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, given these risks and uncertainties. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.
 © Imprimis Pharmaceuticals, Inc. | *

Imprimis Overview
 © Imprimis Pharmaceuticals, Inc. | *

Imprimis Snapshot
 © Imprimis Pharmaceuticals, Inc. | *
• Approx. $19.5M in cash1
• Nominal debt; no preferred instruments
• Phase 3 topical NSAID pivotal to start mid 2013
• Exclusive commercial rights to PCCA development IP
 • 10,000+ drug formulations
 • 10+ drug delivery technologies
 • Vast market “unmet need” database
• Accudel™ targeted drug delivery platforms
• Experienced science and management teams

1) Cash position at December 31, 2012 ($10M), and net proceeds $(9.5M) of public offering and over-allotment exercise February/March, 2013 imprimis
PHARMACEUTICALS
GENERIC
High Risk
High Margin

Imprimis Overview
 © Imprimis Pharmaceuticals, Inc. | *
Low Risk
Low Margin
505(b)(2) … Lower Risk | Higher Margin
We develop proprietary drug assets using the 505(b)(2) pathway

Less Development Time & Lower Cost
Application	505(b)(1) NDA	505(b)(2) NDA	505(j) ANDA
New Chemical Entity (NCE)	Yes	Yes/No (Rely on RLD and Prior Investigation)	No (RLD is off patent)
New Indication	Yes	Yes	No
New Form/Dose	Yes	Yes	No
Required Data for Approval	• Complete Pharmacology • Complete Preclinical Safety, including long term carcinogenicity in 2 species • Complete analytical development and quality manufacturing • Complete Phase 1-3 clinical trials
• Data from published literature
• FDA findings on efficacy/safety of
 approved drug/formulation
• Studies to support change
 • Dermal/Eye Safety (topical drugs)
 • Clinical Efficacy/Safety
 • CMC (3 registration batches with
 stability data)
• Bioequivalence
• 505(b)(2) products can have Orange Book-listed patents, can enjoy 30-month protection against generic competitors; NCE (5 yrs); Orphan Drug (7 yrs); Pediatric Extension (6 mos.)

• 505(b)(2) Development Budget Comparison: $2-7M versus $100M+ for (b)(1)
 © Imprimis Pharmaceuticals, Inc. | 6

Testim® 1%
(testosterone gel)

Minoxidil

NUEDEXTA™
(dextromethorphan HBr and quinidine sulfate) Capsules

TESTOPEL®
(testosterone pellets)

Crinone®
progesterone gel 8%

With Adhesive
Testoderm® CIII
Testosterone Transdermal System

Prometrium®
PROGESTERONE, USP

FDA-Approved
Makena™
hydroxyprogesterone caproate injection
Every week counts

Caverject® Sterile Powder
alprostadil for injection

Imprimis Development Model
 © Imprimis Pharmaceuticals, Inc. | *
Imprimis Brings Innovation
from Pharmaceutical Compounders
to the >$300B U.S. Pharmaceutical Industry
Pharmaceutical
Compounders
1%
99%

PCCA Strategic Relationship
• Professional Compounding Centers of America
 (PCCA) is the largest compounding pharmacy
 organization in North America
1. Supply chemicals, equipment, accredited training, software, and business/pharmacy consulting assistance
• Over 3,900 pharmacy businesses/chains worldwide
• PCCA relationship gives Imprimis exclusive access to:
 1. Proprietary and proven drug formulations
 2. Proprietary and proven drug delivery technologies
 (Lipoderm® and others)
 3. Market data (>100,000 inbound calls per year)
 4. Analytics
• Our strategic relationship is exclusive
• PCCA invested $4M into Imprimis at $4.80 per share
Risk Mitigated
Proprietary Drug Pipeline
+
 © Imprimis Pharmaceuticals, Inc. | *

Imprimis Vision
 © Imprimis Pharmaceuticals, Inc. | *
 Drive Shareholder Value
• Monetize vast PCCA IP
  and development assets
 • Selective internal
 development
 • Partner
 • Out-license
 Improve Patient Care
• Novel drug administration
 • Reduce or eliminate
 negative side effect
 profiles
 • Increase therapeutic
 benefit to patients

Starting Mid 2013

- Topical, IV/IM, suppository, buccal, ocular …
- Women's Health, Pain, Pediatrics, GI, Vet. …

Step 2:

- **IP Considerations**
- **CMC and Drug Master File (DMF)**
- **Market Considerations**

- Refill Data

- **Trial Design and Execution**

© ImprimisPharmaceuticals,Inc. | *

Monetizing the PCCA Relationship
Step 1: Opportunity Matrix
  X Axis: Drug Administration
  Y Axis: Health Categories
 • Competition
 • Dollar Size
 • Number of Annual RX
Internally Develop
Partner, Out-License

Improving Patient Care:
Impracor™ Phase 3
Topical NSAID
 © Imprimis Pharmaceuticals, Inc. | *

The Case for a Topical NSAID
	Oral NSAIDs	Topical NSAIDs
Efficacy in Acute Soft Tissue Injuries	Good	Good
Efficacy in Osteoarthritis	Good	Good
Incidence of Adverse Events	High	Low
GI Safety (Stomach)	Poor	Good
Hepatic Safety (Liver)	Poor	Good
Renal Safety (Kidney)	Poor	Good
Cardiovascular Safety (Heart)	Poor	Good
 © Imprimis Pharmaceuticals, Inc. | *
Resultant Complications from Systemic (Oral) NSAID Use
 • 16,000 deaths (US/yr)
 • 100,000 hospitalizations (US/yr)

US Prescription Volume 2007 - 2012

Voltaren Supply Failure in January 2012; Resolved April 2012
Total Dispensed Prescriptions
425,000
400,000
375,000
350,000
325,000
300,000
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
Dec-07
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
FLECTOR
PENNSAID
VOLTAREN
SOLARAZE
Total

Source: Wolters-Kluwer PHAST

The Topical NSAID Market
 © Imprimis Pharmaceuticals, Inc. | 13

The Case for Impracor™
 © Imprimis Pharmaceuticals, Inc. | *
 • Market Analysis:
 • The $10B+ US NSAID Market is Transitioning to Topicals
 • Voltaren Gel (1% diclofenac) has ~75% Rx share
• Despite Suboptimal Products, U.S. Topical NSAID Market is Growing
• 2016 Topical NSAID Market Possibly >$1B
• There is a compelling unmet need for an effective semi-solid NSAID
Factor	Impracor™	Voltaren®
Delivery Technology	Patented Accudel™ Micelles	None; Alcohol
Per Dose Quantity	3g	4g
Dose Frequency	BID (2X Daily)	QID (4X Daily)
API	10% Ketoprofen	1% Diclofenac
COX Selectivity	Cox 1	Cox 2
Smell	Neutral	Insect Repellant
Tactile	Smooth	Greasy

Impracor™ Phase 3 Program
Initial Phase 3 Trial
• Removing subjects who should not have entered the trial: p=0.038
• Remove subjects who did not comply with the protocol: p=0.034
New Acute Pain Clinical Trials to Achieve FDA Approval
• Two adequate and well controlled acute pain trials
• Analgesic Solutions (Dr. Nathaniel Katz) design/execute program
• Use patented tools and methods to reduce placebo effect
• Rapid trial enrollment from “banking” of qualified patients
• Seek “sprains, strains and joint pain” label
• Could be the only acute pain topical NSAID (if FDA approved)
 © Imprimis Pharmaceuticals, Inc. | *
Phase 3 Clinical Trials Planned - Mid 2013
Initial Trial Data - Q1 2014

Impracor™ Commercialization
• Capture existing compounded topical ketoprofen market
 • Doctors prefer FDA approved product
 • Patients prefer insurance reimbursement
 • Potentially more margin for pharmacies for FDA-approved
 product
 • Option to utilize PCCA member network to launch in US
• Out-license and compete against Voltaren in the large and
 growing US topical NSAID market
 • Benefit from format, feel, potency, dosing & smell
 advantages
 © Imprimis Pharmaceuticals, Inc. | *

Impracor™ Intellectual Property
FDA Exclusivity
• FDA protection with up to 3 years of new drug exclusivity
• “Paragraph IV” claims can prevent generics for up to 30 months
*** FDA “High Hurdles” for Topical Generics
• Voltaren™ - off exclusivity and off patent for years - no generics
• There are currently no generics in the topical NSAID market:
 • FDA Guidance: Voltaren™ generics must complete clinical studies prior to ANDA
 • Generic drug companies are not in the business of conducting clinical trials
• Conclusion: Bioequivalence for an ANDA for topical drugs is difficult to establish
 USPTO Protections
 • Core Accudel™ US/Canadian patents issued
 • New Impracor™ packaging applications filed
 © Imprimis Pharmaceuticals, Inc. | *

Executive Team and
Select Financial Data
 © Imprimis Pharmaceuticals, Inc. | *

Management Team Snapshot
Strong operational and management experience within our leadership group
Compensation weighted in equity
Chief Executive Officer: Mark L. Baum, J.D.
15+ Years of Senior Executive Experience; Founder/President, YesRx.com (1999)
Founder of 3 private investment funds; Restructured numerous companies (private-to-public)
Responsible for Restructuring Imprimis, including ~$24M new equity investment and PCCA transaction
President: Balbir Brar, D.V.M., Ph.D.
25 Years of Senior Drug Development Experience
Senior Positions: Lederle/Wyeth, SmithKline & Beckman, and Allergan
Drugs: Botox, Ketorolac (Cataracts), Restasis (Dry Eye), Lumigam, Latisse, Alphagan and 8 other drugs
Chief Medical Officer: Joachim P.H. Schupp, M.D.
Senior Positions: Ciba-Geigy, Novartis, ProSanos, Adventrx, Apricus Biosciences
Drugs: Voltaren line extensions, Apligraf, Femara, Exjade and Sandoglobulin
VP, Accounting and Public Reporting: Andrew R. Boll
8+ years of experience in small capitalization company financial reporting; focus on restructured businesses
Led forensic-type accounting and financial reporting of historical Imprimis records during restructuring
 © Imprimis Pharmaceuticals, Inc. | *

Clinical and Regulatory Team Snapshot
Senior Regulatory Advisor: Lee S. Simon, M.D.
FDA Division Director of Analgesic, Anti-Inflammatory & Ophthalmologic Drug Products (2001-2003)
Served on multiple FDA advisory committees; 12 years as an NIH funded investigator
Senior consultant to Pharmacia/Searle on COX-2 development
Two terms on the BOD of the American College of Rheumatology; 110 Original Publications
Senior Clinical Advisor: Roy D. Altman, M.D.
Professor of Medicine, Division of Rheumatology/Immunology at UCLA ; 35+ yrs clinical experience
Founding Member/Past President of the Osteoarthritis Research Society International
Chairman for the Design and Conduct of Clinical Trials in Osteoarthritis as well as the Chairman on
Clinical Trials in Osteoarthritis; Over 200 juried manuscripts and over 60 books
Edited the 4th edition of Osteoarthritis: Diagnosis and Management.
Co-editor :Seminars in Arthritis and Rheumatism and Editor and Chief of Osteoarthritis and Cartilage
Senior Clinical Advisor: Marc C. Hochberg, M.D.
Faculty, The Johns Hopkins University SOM & University of Maryland SOM
Head of the Division of Rheumatology and Clinical Immunology at University of Maryland SOM
Focus on clinical epidemiology of musculoskeletal diseases, osteoarthritis and osteoporosis
PI of NIH and Dep’t Vet. Affairs funded studies, and is a Co-investigator on several other studies
Senior Regulatory Advisor: Allan M. Green, M.D., PhD, J.D.
Physician, Attorney, Inventor and Research Scientist
Operating and Management Experience with Numerous Biomedical Companies
Of Counsel to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Teaches Food and Drug Law at Boston College Law School
 © Imprimis Pharmaceuticals, Inc. | *

Capital Structure
	Capital Structure March 14, 2013 (Unaudited)	Percent
Common Shares	8,888,250	82.58%
Total Restricted Stock Units	200,000	1.86%
Total Options & Warrants - Weighted Avg. Ex. Price $5.49	1,675,487	15.56%
Total Common Shares - Diluted	10,763,737	100.00%

 © Imprimis Pharmaceuticals, Inc. | *

Summary
 © Imprimis Pharmaceuticals, Inc. | *
• Imprimis is a Company with Vision
• Unique Drug Development Model
• Near Term Catalysts
• Robust and Compelling Development Assets
• Key Strategic Relationships
• Cash Resources to Execute
• Highly Capable Team

Questions & Discussion
Imprimis Pharmaceuticals, Inc.
Delivering Safe, Effective and Direct Solutions
FOR MORE INFORMATION CONTACT:
Mark L. Baum, J.D.
(858) 433-2816 - Direct
mark@imprimispharma.com
 © Imprimis Pharmaceuticals, Inc. | *

Appendix - Investment
Summary & Support
 © Imprimis Pharmaceuticals, Inc. | A1

Accudel™ Topical
Delivery Technology
 © Imprimis Pharmaceuticals, Inc. | A2

Hydrophilic head
Aqueous solution
Hydrophobic tail

Hydrophilic head
Organic solvent
Hydrophobic tail

Introduction to Accudel™
Pluronic Lecithin Organogel (PLO) Platform
Lipophillic APIs
Hydrophillic APIs
Pluronic Phase
Lecithin Phase
• Accudel™ is a cream that “carries” drugs
 through the skin, penetrating to the problem site
• Pluronic Lecithin Organogel (PLO) drug carrier
• Accommodates different size molecules and large
 quantities of active drugs
• Works with drugs with different physicochemical
 properties
• Quickly absorbed and aesthetically pleasing
• Low toxicity and biodegradable; components are
 non-immunogenic and are “Generally Regarded
 As Safe” (GRAS) by the US FDA
• Thermodynamically stable, insensitive to moisture
 and resistant to microbial contamination
Drug
 © Imprimis Pharmaceuticals, Inc. | A3
Lecithin Phase
Drug
Pluronic Phase

Introduction to Accudel™
In Vitro Penetration Data for Impracor™ and
 European Marketed Products (Fastum®, Ketum®, Oruvail®)
• 63% - 70% of ketoprofen in Impracor that was available for release diffused through the membrane (0.45 μ Nylon) of a
 Franz Cell Apparatus within 4 hoursi.
• (Fastum, Ketum, Oruvail) 2.5% topical ketoprofen were tested in a Franz Cell Apparatus (Silicon membrane). Less than 20%
 of ketoprofen present in the formulation was made available to diffuse out of the formulation into the receptor phase in the un-
 ionized formii.
i. DPT Study Report TC.0706.01
ii. Thesis Tettey-Amlalo, Dec 2005
Faculty of Pharmacy Rhodes University, Grahamstown
 © Imprimis Pharmaceuticals, Inc. | A4

Impracor™ Topical
NSAID
Competition and Market
 © Imprimis Pharmaceuticals, Inc. | A5

Inhaled
Oral
Lung
Liver
Heart
Kidney
Stomach
Intravenous
Intestines

Advil
Tablets

CELEBREX

Motrin IB

ALEVE
STRENGTH TO LAST ALL DAY

The Problem With Oral NSAIDs
 Solution is to deliver NSAIDs topically to the specific site of pain or inflammation
Fact: Extremely Large Population Uses NSAIDs
• 70 Million prescriptions for NSAIDs each year in US (Wiegard in Medscape)
• Regularly used by more than 60M Americans (Arch Intern Med. 2005;165:171-177)
• 70% of all 65+ Year Olds Take NSAIDs Weekly
• Usage of oral NSAIDs is increasing
Result: Toxicity to Gastro Intestinal (GI) Tract, Kidneys and Liver
• Over 100,000 per year are hospitalized from NSAID complications
• Hospitalizations alone cost more than $2B per year
• Over 16,000 deaths every year from GI NSAID complications
• NSAID GI Toxicity - the 15th most common cause of death in US
Widespread Usage With Serious Side Effects
 © Imprimis Pharmaceuticals, Inc. | A6

Competitive Landscape
10% Ketoprofen
Cream
1 gram
3 x per day =
3 grams/day
Safe / Cutaneous
Elegant Formulation
Convenient / Cream
Accudel Delivery System
Local AEs 1-2%
Seeking acute
musculoskeletal pain label
IMPRACOR
(Imprimis)
1.3% Diclofenac
epolamine
10 x 14 cm patch
2 x per day
Fixed one size patch
Adherence issues
Not to be worn in water
Local AEs 11%
Acute soft tissue
injury (positive data
in ankle sprain)
FLECTOR PATCH
(Pfizer/IBSA)
1% Diclofenac
sodium
2-4 gram
4 x per day =
16 grams/day
Large Quantities
Sticky / Greasy
Odor / Staining
Local AEs 7%
Chronic OA of hand
and knee
VOLTAREN GEL
(Endo/Novartis)
1.5% Diclofenac
sodium
40 drops of liquid
(10 drops to each of 4 sides of knee)
3-4 x per day =
160 drops/day
Dimethyl sulfoxide
(DMSO); Safety concerns
Complicated application
Causes garlic taste/breath
Local AEs 47%
Chronic OA of knee
PENNSAID
(Covidien/Nuvo)
 © Imprimis Pharmaceuticals, Inc. | A7

Ketoprofen vs. Ibuprofen
“Meta-analysis of 26 trials (n=2,853) … showed that Ketoprofen was significantly better than all other topical NSAIDs. In terms of efficacy,
Ketoprofen was significantly better than ibuprofen, felbinac, piroxicam and indomethacin.”
Topical NSAIDs for acute pain: a meta-analysis
Lorna Mason, R Andrew Moore*, Jayne E Edwards, Sheena Derry and Henry J McQuay
BMC Family Practice 2004, 5:10

The Impracor Solution
 Ketoprofen vs. Diclofenac
The proportion of participants experiencing successful treatment with topical ketoprofen in seven clinical studies was 73% (251/346, range 57% to 89%)
The proportion of participants experiencing successful treatment with topical diclofenac in three clinical studies was 52% (166/319, range 39% to 92%)
Ketoprofen is a Superior Active Ingredient
 © Imprimis Pharmaceuticals, Inc. | A8
Topical NSAIDs for acute pain in adults.
Massey T, Derry S, Moore RA, McQuay HJ
Cochrane Database Syst Rev. 2010;6:CD007402

log [IC80 ratio (WHMA COX-2/COX-1)]
Ketorolac
Flurbiprofen
Suprofen
Ketoprofen
Indomethacin
Aspirin
Naproxen
Tolmetin
Ibuprofen
Ampyrone
Fenoprofen
Zomepirac
Niflumic Acid
Sodium Salicylate
Diflunisal
Piroxicam
Tomoxiprol
Meclofenamate
Sulindac
Diclofenac
Nimesulide
Celecoxib
Meloxicam
Etodolac
COX-2
COX-1

Relative COX-1/COX-2 Selectivity
Vane S J Thorax 2000;55:S3-S9
5-50 fold
COX-2
selective
<5-fold
COX-2
selective
-3
-2
-1
0
1
2
3
 © Imprimis Pharmaceuticals, Inc. | A9

Additional Impracor™
Clinical Materials
 © Imprimis Pharmaceuticals, Inc. | A10

Topical NSAIDs in Acute OA Knee Pain Model
 © Imprimis Pharmaceuticals, Inc. | A11
	Ketoprofen 20% Patch (ENDO)	Ketoprofen Transfersome Gel, Diractin™ (IDEA)	Diclofenac Solution Pennsaid™ (Nuvo)
Phase	3	2/3	2
Study Dates	Aug 2006 - May 2007	Jul 2003 - Jan 2004	Jul 2010 - Mar 2011
# of Subjects/ Age	309 / above 18 years	397/ above 40 years	248 / 18 -80 years
Regimen/ Duration	Ketoprofen Patch applied o.d. 4 weeks	110 mg ketoprofen b.i.d. (n=138) 6 weeks (1 placebo capsule b.i.d. 100 mg celecoxib capsule b.i.d.)	1.3 mL applied to front, back and sides of knee b.i.d. (n=84) Vehicle and placebo controlled 4 weeks
Selection	Diagnosis of knee (unilateral or bilateral), CRO: PPD	Morning stiffness < 30’, crepitus, at least 3 on Likert’s 5 point scale, not on NSAIDS	Patients using NSAIDs underwent a 1-week washout This was a non-flare study
Primary Endpoint	WOMAC (pain) week 2	WOMAC (pain ) week 6•	WOMAC (pain ) week 4
Secondary Endpoints	Pain Intensity/ relief (diary) WOMAC (function), Rescue Medication, quality of sleep, lost days of work. Pat./Phys. global assessment	WOMAC (function)-week 6. Patient global assessment (5 Point Likert)•	WOMAC (stiffness) , WOMAC (function), WOMAC (pain on walking) - - week 4 Patient global assessment Pain assessment 11 point scale
Conclusions	ITT Primary Endpoint met: Significant differences vs placebo (p=0.014). All secondary endpoints met. Previously two Phase 3 sprain/strain trials failed, program discontinued. ENDO 10Q 2007
WOMAC pain LS mean reduction - 18.2 (-22.1 to -
14.3), -20.3 (-24.3 to -16.2) and -9.9 (-13.9 to -
5.8) osteoarthritis (p <0.01)
All WOMAC subscale scores were normalized to
a scale of 0 to 100 by dividing the sum subscale
score by the number of questions of each score.
Ann Rheum Dis. 2007; 66(9): 1178-83.
Swissmedic approval based on single study

WOMAC pain reduction (5-Point Likert) from
baseline (-3.9 [- 4.8 to -2.9]) compared with vehicle
-control solution (-2.5 [- 3.3 to -1.7]; p = 0.023) or
the placebo solution (-2.5 [-3.3 to -1.7]; p = 0.016).
CMAJ • AUG. 17, 2004; 171 (4)
5 Phase 3 trials have achieved all 3 primary end
points in OA.

Retrospective Analysis of 1st Phase 3 Study
p = 0.038
mITT ** (n=326)
Study Design Error
ITT * (n=361)
Mean reduction from baseline in mm (100 mm Visual Analogue Scale)
mm
“Once randomized, you’re analyzed”  p = 0.087
* ITT = Intent-to-treat (ITT) population
**  mITT = Modified ITT of ITT patients - 35 met study entry criteria, but were excluded from ITT due to exclusionary criteria:
 (1) misdiagnosis, (30) positive drug screen, (4) other lab values at baseline making the patient ineligible for the trial
***  mPP = Modified per protocol (mPP) analysis of mITT patients -- who complied with the protocol? (52) improperly dosed,
 (22) no valid Day 3 primary endpoint assessment, and (4) were misdiagnosed
Design & Execution Optimization Lead to Statistical Significance (p = <0.05)

mPP *** (n=250)
Study Mgmt Errors
p = 0.034
 © Imprimis Pharmaceuticals, Inc. | A12
 Change from baseline
 in pain intensity
 during daily activities
 over the past 24
 hours on Day 3 Visit
 (Day 3, +1 or +2 days)

New Impracor Phase 3 Program: 1H 2013
Old Phase 3 Trial	New Phase 3 Trial
Many sprains and strains trials have failed	• Acute OA flare (as a pain model) provides a more reliable population with better chance for separation
High placebo responses	• Utilize analgesia-specific proprietary implements and methodologies to identify placebo responders
Insufficient monitoring for patient eligibility	• Invest in trial design and management • Use only experienced pain trial investigators
Patients were entered into the ITT up to 72 hours after injury	• OA flare model designed for NSAID “wash-out” and immediate randomization of eligible patients
People were allowed in if they had 6/10 pain level over last 24 hours - regardless of pain at baseline	• OA flare model has defined entry criteria for pain intensity after NSAID “wash-out” and before randomization
30 subjects used un-allowed drugs	• Local laboratory for eligibility (drugs, liver, kidney, hematology)
Major dosing compliance problems related to smaller size of tube orifice vs. applicator card box	• Provide scales and weigh tubes at any office visit
 © Imprimis Pharmaceuticals, Inc. | A13

Initial Phase 3 Trial
Design:	Randomized, double-blind, placebo-controlled at 26 sites
Study Population:
Efficacy, n = 361
Uncomplicated acute soft tissue injuries
Ankle (n=97), Shoulder (n=87), Knee (n=59), Wrist (n=57), Elbow (n=30), Calf/Anterior Tibialis
(n=11), Hamstring/Quadriceps (n=8), Forearm (n=5), Biceps/Triceps (n=3), Hand (n=3)

Safety, n = 364
Ranging in age from 18 - 75 years

Key Entry Criteria:	Injury occurred within 72 hours, pain intensity ≥ 60mm on 100 mm Visual Analogue Scale (VAS); no intake of unallowable medication
Dosing Regimen:	Impracor vs. Placebo (Vehicle) cream, 1g t.i.d. x 7 days
Primary Endpoint:	Change from baseline in pain intensity during daily activities on Day 3 office visit (+1, +2 days) with 100 mm VAS measurement
Secondary Endpoints:	• Change from baseline in three times daily pain intensity immediately prior to medication • Various other treatment satisfaction and safety assessments • Pharmacokinetics in subset of patients
Sprain-Strain Soft Tissue Study
 © Imprimis Pharmaceuticals, Inc. | A14

Incidence Cutaneous Adverse Events (%)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
1%
2%
11%
12%
7%
2%
47%
9%
Impracor Cream
Placebo Cream
Flector Patch
Placebo Patch**
Voltaren Gel
Placebo Gel
PennSaid Solution
Placebo Solution

Safety: Low Incidence of Adverse Events
* Clinical Study Report: TDLP-110-001, September 2010
** Prescribing Information for Flector Patch, Voltaren Gel and Pennsaid Solution
• No related gastrointestinal (GI), cardiac, liver, or other serious AEs
• Low incidence of cutaneous AEs
 © Imprimis Pharmaceuticals, Inc. | A15
1g, 3x daily
180mg, 2x daily
4g, 4x daily
40 drops, 4x daily
**
**
**
**
**
*
*

Impracor vs. Oral Ketoprofen: *1-2% of the Oral Dose*

Ketoprofen plasma cMax (ng/mL)
4500
4000
3500
3000
2500
2000
1500
1000
500
0
30.7
53.1
3400
3900
200 mg (16hr)
50 mg q.i.d. (16hr)

Pharmacokinetics: Low Systemic
Absorption
* Cannavino, C. et al. Efficacy of Transdermal Ketoprofen in delayed onset muscular soreness,Clinical Journal of Sports Medicine, 13: 200-208,
 2003 and Clinical Study Report Project No. 990808, Phase 1/2 Study Report Aug 2007
**Orudis ketoprofen extended release capsule/ Oruvail capsule prescription information
Impracor*
10% ketoprofen cream
Oruvail**
1g t.i.d. (48hr)
2g t.i.d. (48hr)
 © Imprimis Pharmaceuticals, Inc. | A16
Orudis**

Average Change from baseline in mm (VAS)
0
-5
-10
-15
-20
-25
-30
-35
-40
-45
Placebo
Impracor
p = 0.047*
Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7

Clear Separation of Data Day 4 Onwards
Mean Change from Baseline in 3X/daily
 Pain Intensity Prior to Medication (from Patient Diary)
All ITT patients (n=361)
* =.statistically significant
 © Imprimis Pharmaceuticals, Inc. | A17
p = 0.041*

Change from Baseline
0
-5
-10
-15
-20
-25
-30
-35
-40
Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Impracor
Placebo
Treatment Effect = 0.52

We Believe We Know What Body Part to Study
Day 7
n=77
p=0.0396
Knees and Adjacent Muscle Injuries
 © Imprimis Pharmaceuticals, Inc. | A18
Average Change in Pain Intensity from Baseline

Phase 1/2 Study - Investigator IND Efficacy by Assessing DOMS
Cannavino, C. et al. Efficacy of Transdermal Ketoprofen in delayed onset muscular soreness,Clinical Journal of Sports Medicine, 13: 200-208, 2003
and Clinical Study Report Project No. 990808, Phase 1/2 Study Report Aug 2007
Time
0h
24h
48h
0
1
2
3
4
5
6
Impracor
Placebo
Time
0h
24h
48h
0
1
2
3
4
5
6
Impracor
Placebo
VAS muscle soreness means ± SE 0, 24 and 48 hours,
significantly less soreness in the Impracor vs placebo group
(p=0.0118) between 24 and 48 hours
VAS muscle soreness means ± SE at 0, 24 and 48 hours.
Significantly less soreness in the Impracor vs placebo
(p=0.0104) between 24 and 48 hours
No Adverse Events Reported
p=0.0118
p=0.0104
Either Active o (both legs) Placebo
n=16
1/2 Active/Placebo on R or L Legs
n=16
 © Imprimis Pharmaceuticals, Inc. | A19

Additional Corporate
Information
 © Imprimis Pharmaceuticals, Inc. | A20

Board of Directors
Robert J. Kammer, D.D.S.
Managing Member of financial group that restructured Imprimis
Active Clinical Research & Consulting Practice
30+ Years Clinical Practice - Diplomate, American Board of Orofacial Pain
Retired Associate Professor & Course Director - Orofacial Pain, University of Colorado
Mark L. Baum, J.D.
15+ Years of Senior Executive Experience; Founder/President, YesRx.com (1999)
Founder of 3 private investment funds; Restructured numerous companies (private-to-public)
Responsible for Restructuring Imprimis, including $7.95M New Equity Investment and PCCA transaction
Paul Finnegan, M.D., M.B.A.
13+ Years Commercialization and Development Experience
Ops Experience: Avalon Ventures, Alexion, Pharmacia/Searle); Univ. of Chicago MBA
Senior Positions: Avalon Ventures, Alexion Pharmaceuticals, Pharmacia/Searle/Monsanto
Drugs: Celebrex, Bextra, Arthrotec, Soliris, Inspra and Aldactone/Soldactone
Jeff Abrams, M.D.
Founder and Director since 1998
Practicing primary care clinician for 20+ years
Co-developer of our Accudel drug delivery technology and Impracor topical NSAID
Stephen Austin, C.P.A.
Audit Committee Chairman; Board service on over 12 boards and related board committees
Partner at Swenson Advisors, LLP since May 1998
Manages audit, SEC, Sarbanes-Oxley and business consulting engagements with a focus on technology, manufacturing, service, real estate, social media and non-profit organizations
 © Imprimis Pharmaceuticals, Inc. | A21

Balance Sheet
ASSETS	December 31, 2012
Current Assets
Cash and cash equivalents	$10,035,615
Other assets	670,381
TOTAL ASSETS	$10,705,996
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$709,559
TOTAL LIABILITIES	709,559
Stockholder’s Equity
Common stock, $0.001 par value, 395,000,000 shares authorized,
6,772,066 shares issued and outstanding	6,772
Additional paid-in capital	34,093,933
Deficit accumulated during the development stage	(24,104,268)
TOTAL STOCKHOLDERS' EQUITY	9,996,437
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,705,996
 © Imprimis Pharmaceuticals, Inc. | A22
(Abbreviated)

- Formulation and Analytics

Internal
PCCA
External (Non-PCCA)

Market Economics
CMC
BD
Candidate
Non-Clinical
IP
Regulatory 505(b)(2)
Clinical
Capital Budgeting
Define Specific Project Goals
Build Development Team
Project

Pre-IND

- CMC Formulations (Stability)
- Safety & Tox (Animals)
- Define Clinical Development Plan

IND

- File IND
- Implement Human Clinical Proof of Concept Study
- Pharmacokinetics Study

© ImprimisPharmaceuticals,Inc. | A23

Imprimis Development Process
Ideas
Candidates
Projects
• Market Data
• Drug Master File
• Field Experience
• Out-License or Develop
• Complete Phase 3
• NDA via 505(b)(2)
• Market Launch/Partner
NDA & LAUNCH
Candidate